Exhibit 99.1

24 February 2026 | NYSE: NXRT

EARNINGS SUPPLEMENT: FOURTH QUARTER & FULL YEAR 2025

NEXPOINT RESIDENTIAL TRUST, INC.

300 CRESCENT COURT, SUITE 700

DALLAS, TX 75201

INVESTOR RELATIONS:

KRISTEN GRIFFITH

NXRT.NEXPOINT.COM

NEXPOINT RESIDENTIAL TRUST, INC. [NYSE:NXRT]

TABLE OF CONTENTS

Earnings Release	1
Cautionary Statement Regarding Forward-Looking Statements	3
Overview	4
Highlights of Fourth Quarter and FY 2025 Activity	5
Financial Summary	7
2026 Full Year Guidance Summary	8
Components of Net Asset Value	9
Consolidated Balance Sheets	10
Consolidated Statements of Operations	11
NOI and Same Store NOI	12
2024-2025 Same Store Results	13
2024-2025 Same Store Properties Operating Metrics	15
QoQ Same Store Properties Operating Metrics	16
Q4 Same Store Results	17
FFO, Core FFO and AFFO	19
Historical Capital Expenditures	20
Value-Add Program Details	21
Outstanding Debt Details	24
Debt Maturity Schedule	27
Historical Acquisition Details	28
Historical Disposition Details	29
Definitions and Reconciliations of Non-GAAP Measures	30

Sedona at Lone Mountain: Las Vegas, NV

Expansion in Las Vegas MSA

Prime Operational & Value-Add Opportunity

NEXPOINT RESIDENTIAL TRUST, INC. [NYSE:NXRT]

FOR IMMEDIATE RELEASE

Contact:

Investor Relations

Kristen Griffith

IR@nexpoint.com

(214) 276-6300

Media inquiries: Pro-Nexpoint@prosek.com

NEXPOINT RESIDENTIAL TRUST, INC. REPORTS FOURTH QUARTER AND FULL YEAR 2025 RESULTS

NXRT Acquires $73.25 Million Property in Las Vegas, Recaps Value-Add Results and Issues 2026 Full Year Guidance

Dallas, TX, February 24, 2026 – NexPoint Residential Trust, Inc. (NYSE:NXRT) reported financial results for the fourth quarter and year ended December 31, 2025.

Highlights

•
NXRT1 reported net loss, FFO2, Core FFO2 and AFFO2 of $32.0M, $63.3M, $71.3M and $81.1M, respectively, attributable to common stockholders for the year ended December 31, 2025, compared to net income, FFO, Core FFO, and AFFO of $1.1M, $44.5M, $73.1M and $83.6M, respectively, attributable to common stockholders for the year ended December 31, 2024.
•
For the year ended December 31, 2025, 2024-2025 Same Store properties3 total revenue, NOI2, average effective rent and occupancy decreased 1.0%, 1.6%, 0.1% and 195 bps, respectively, over the prior year period.
•
During the year ended December 31, 2025, NXRT acquired Sedona at Lone Mountain, consisting of 321 units, for a purchase price of $73.25 million.
•
The weighted average effective monthly rent per unit across all 36 properties held as of December 31, 2025 (the “Portfolio”), consisting of 13,305 units4, was $1,492, while physical occupancy was 92.7%.
•
NXRT paid a fourth quarter dividend of $0.53 per share of common stock on December 31, 2025; this cash dividend represented a $0.02 per share, or 3.9% increase, over the prior quarter’s dividend. Since inception, NXRT has increased the dividend per share by 157.3%.
•
During 2025, for the properties in the Portfolio, NXRT completed 1,767 full/partial upgrades and washer/dryer installations, achieving an average monthly rent premium of $60 and a 21.8% ROI5.
•
Since inception, NXRT has completed installation of 9,866 full and partial upgrades, 4,979 kitchen and laundry appliances and 11,199 technology packages, resulting in $158, $50 and $43 average monthly rental increase per unit and 20.8%, 63.7% and 37.2% ROI, respectively.
•
During the year ended 2025, the Company repurchased and subsequently retired 223,109 shares at an average price of $34.29 per share, which is a 29% discount to the midpoint of our Q4’25 NAV. We believe this is an attractive arbitrage opportunity given the persistent private/public market discount.
•
On January 30, 2026, the Company entered into a $40.3 million mortgage loan secured by Sedona at Lone Mountain with Newmark. The loan matures on January 30, 2033 with all principal due at maturity and bears interest at a rate based on the 30‑day Average SOFR plus a margin of 1.23%.
•
On February 3, 2026, the Company paid down $33.0 million of its outstanding principal balance on its credit facility with JPMorgan Chase Bank, N.A. (“JPM”).
(1)
In this release, “we,” “us,” “our,” the “Company,” and “NXRT” each refer to NexPoint Residential Trust, Inc., a Maryland corporation.
(2)
FFO, Core FFO, AFFO and NOI are non-GAAP measures. For a discussion of why we consider these non-GAAP measures useful and reconciliations of FFO, Core FFO, AFFO and NOI to net income (loss), see the “Definitions and Reconciliations of Non-GAAP Measures” and “FFO, Core FFO and AFFO” sections of this release.
(3)
We define “Same Store” properties as properties that were in our Portfolio for the entirety of the periods being compared. There are 35 properties encompassing 12,963 units of apartment space in our Same Store pool for the year ended December 31, 2025 (our “2024-2025” Same Store” properties). There are 35 properties encompassing 12,963 units of apartment space in our Q4 Same Store pool for the three months ended December 31, 2025 (our “Q4 Same Store” properties). The same store unit count

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NEXPOINT RESIDENTIAL TRUST, INC. [NYSE:NXRT]

excludes 21 units that are currently down due to fires and repairs (Rockledge: 20 units and Summers Landing: 1 unit) and Sedona at Lone Mountain.
(4)
Total number of units owned as of December 31, 2025 is 13,305, however 22 units are currently down (Rockledge: 20 units, Summers Landing: 1 unit, Sedona at Lone Mountain: 1 unit).
(5)
We define Return on Investment (“ROI”) as the sum of the actual rent premium divided by the sum of the total cost.

Full Year 2025 Financial Results

•
Total revenues were $251.3 million for the full year 2025, compared to $259.7 million for the full year 2024.
•
Net loss attributable to common stockholders for the full year 2025 totaled $32.0 million, or loss of $1.26 per diluted share, which included $95.8 million of depreciation and amortization expense. This compared to net income attributable to common stockholders of $1.1 million, or income of $0.04 per diluted share, which included a gain on sales of real estate of $54.2 million and $97.8 million of depreciation and amortization expense for the full year 2024.
•
The change in our net loss of $32.2 million for the year ended December 31, 2025 as compared to our net income of $1.1 million for the year ended December 31, 2024 primarily relates to decreases in gain on sales of real estate and rental income of $54.2 million and $8.2 million, respectively, partially offset by a decrease in loss on extinguishment of debt and modification costs of $24.0 million.
•
For the full year 2025, NOI was $151.7 million on 36 properties, compared to $157.0 million for the full year 2024 on 35 properties.
•
For the full year 2025, 2024-2025 Same Store NOI decreased 1.6% to $151.6 million, compared to $154.1 million for the full year 2024.
•
For the full year 2025, FFO totaled $63.3 million, or $2.48 per diluted share, compared to $44.5 million, or $1.69 per diluted share, for the full year 2024. For the full year 2025, Core FFO totaled $71.3 million, or $2.79 per diluted share, compared to $73.1 million, or $2.79 per diluted share, for the full year 2024. For the full year 2025, AFFO totaled $81.1 million, or $3.18 per diluted share, compared to $83.6 million, or $3.19 per diluted share, for the full year 2024.

Fourth Quarter 2025 Financial Results

•
Total revenues were $62.1 million for the fourth quarter of 2025, compared to $63.8 million for the fourth quarter of 2024.
•
Net loss attributable to common stockholders for the fourth quarter of 2025 totaled $10.3 million, or a loss of $0.41 per diluted share, which included $23.6 million of depreciation and amortization expense and $15.7 million of interest expense. This compared to net loss attributable to common stockholders of $26.9 million, or loss of $1.06 per diluted share, for the fourth quarter of 2024, which included $24.4 million of depreciation and amortization expense and $15.5 million of interest expense.
•
The change in our net loss of $10.3 million for the fourth quarter of 2025 as compared to our net loss of $27.0 primarily relates to a decrease in loss on extinguishment of debt and modification costs of $23.2 million.
•
For the fourth quarter of 2025, NOI was $37.1 million on 36 properties, compared to $38.9 million for the fourth quarter of 2024 on 35 properties.
•
For the fourth quarter of 2025, Q4 Same Store NOI decreased 4.8% to $37.0 million, compared to $38.9 million for the fourth quarter of 2024.
•
For the fourth quarter of 2025, FFO totaled $13.2 million, or $0.52 per diluted share, compared to $(6.5) million, or $(0.25) per diluted share, for the fourth quarter of 2024. For the fourth quarter of 2025, Core FFO totaled $16.5 million, or $0.65 per diluted share, compared to $17.7 million, or $0.68 per diluted share, for the fourth quarter of 2024. For the fourth quarter of 2025, AFFO totaled $19.1 million, or $0.75 per diluted share, compared to $20.3 million, or $0.78 per diluted share, for the fourth quarter of 2024.

Fourth Quarter Earnings Conference Call

NXRT will host a call on Tuesday, February 24, 2026, at 11:00 a.m. ET (10:00 a.m. CT), to discuss its full year and fourth quarter 2025 financial results. The conference call can be accessed live over the phone by dialing 888-660-4430 or, for international callers, +1 646-960-0537 and using passcode Conference ID: 5001576. A live audio webcast of the call will be available online at the Company's website, nxrt.nexpoint.com (under "Resources"). An online replay will be available shortly after the call on the Company's website and continue to be available for 60 days.

A replay of the conference call will also be available through Tuesday, March 10, 2026, by dialing 800-770-2030 or, for international callers, +1 647-362-9199 and entering passcode 5001576.

About NXRT

NexPoint Residential Trust, Inc. is a publicly traded real estate investment trust (“REIT”), with its common stock listed on the New York Stock Exchange and NYSE Texas, Inc. under the symbol “NXRT,” primarily focused on acquiring, owning and operating well-located middle-income multifamily properties with “value-add” potential in large cities and suburban submarkets of large cities, primarily in the Southeastern and Southwestern United States. NXRT is externally advised by NexPoint Real Estate Advisors, L.P., an

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NEXPOINT RESIDENTIAL TRUST, INC. [NYSE:NXRT]

affiliate of NexPoint Advisors, L.P., an SEC-registered investment advisor, which has extensive real estate experience. Our filings with the Securities and Exchange Commission (the “SEC”) are available on our website, nxrt.nexpoint.com, under the “Financials” tab.

Cautionary Statement Regarding Forward-Looking Statements

This release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are based on management’s current expectations, assumptions and beliefs. Forward-looking statements can often be identified by words such as “expect,” “anticipate,” “estimate,” “may,” “plan,” “believe” and similar expressions, and variations or negatives of these words. These forward-looking statements include, but are not limited to, statements regarding NXRT’s business and industry in general, the belief that share repurchases are an attractive arbitrage opportunity given the persistent private/public market discount, forecasted submarket deliveries, 2026 full year guidance for earnings per diluted share and Core FFO per diluted share and the related components and assumptions, including acquisitions and dispositions, shares outstanding, and same store growth projections, NXRT’s net asset value and the related components and assumptions, including estimated value-add expenditures, debt payments, outstanding debt, and shares outstanding, net income and NOI guidance for the full year and first quarter of 2026 and the related assumptions, planned value-add programs, including projected average rehab costs, rent change and return on investment, and expected settlement of interest rate swaps and the effect on the debt maturity schedule, rehab budgets. They are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statement, including those described in greater detail in our filings with the SEC, particularly those described in our Annual Report on Form 10-K. Readers should not place undue reliance on any forward-looking statements and are encouraged to review the Company’s most recent Annual Report on Form 10-K and other filings with the SEC for a more complete discussion of the risks and other factors that could affect any forward-looking statements. The statements made herein speak only as of the date of this release and except as required by law, NXRT does not undertake any obligation to publicly update or revise any forward-looking statements.

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NEXPOINT RESIDENTIAL TRUST, INC. [NYSE:NXRT]

NEXPOINT RESIDENTIAL TRUST, INC: FOURTH QUARTER & FULL YEAR 2025 OVERVIEW

Company Profile

(share counts in thousands)
Exchange/Ticker	NYSE; NYSE Texas: NXRT
Share Price (1)	$29.69
Insider Ownership (2)	16.09%
2026 Q1 Dividend Per Share	$0.53
Dividend Yield (1)	7.14%
Shares outstanding - basic (3)	25,390
Shares outstanding - diluted (3)	25,390

(1)
As of the close of market trading on February 23, 2026.
(2)
As of the close of market trading on December 31, 2025.
(3)
Weighted average for the year ended December 31, 2025.

Portfolio Composition by Market

Market	% of Units
Phoenix	15.1%
South Florida	14.7%
Dallas/Fort Worth	14.6%
Atlanta	12.7%
Las Vegas	11.2%
Nashville	10.1%
Orlando	8.8%
Raleigh	4.7%
Tampa	4.3%
Charlotte	3.8%
Total	100.0%

Revenue & Average Rent Per Unit	Stock Price Performance (Since Inception; 4/1/2015)

Revenue ($000s)
Avg. Rent/Unit
$320,000
$280,000
$240,000
$200,000
$160,000
$120,000
$80,000
$40,000
$0
1,600
1,400
1,200
1,000
800
600
400
200
-
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

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NEXPOINT RESIDENTIAL TRUST, INC. [NYSE:NXRT]

Highlights of Fourth Quarter and Full Year 2025 Activity

COMPLETED ACQUISITION

Property Name	Location	Date of Acquisition	Purchase Price	# Units	Effective Ownership
Sedona at Lone Mountain	Las Vegas, NV	December 11, 2025	$73,250	321	100%

NXRT Q4 2025 NEW LEASES & RENEWALS

Market	New Leases	% Change	Lease Trade-out	Renewals	% Change	Lease Trade-out
Dallas/Fort Worth	167	-7.6%	-$92	273	1.9%	$23
Charlotte	44	-1.5%	-$21	71	2.1%	$28
Nashville	143	-6.5%	-$89	164	2.5%	$30
Atlanta	131	-3.7%	-$60	235	1.5%	$22
Orlando	122	-9.0%	-$140	160	2.1%	$32
Tampa	57	-2.8%	-$39	101	2.8%	$37
South Florida	153	-7.2%	-$158	281	1.8%	$38
Phoenix	229	-10.2%	-$157	265	0.1%	-$3
Las Vegas	109	-0.5%	-$7	189	4.0%	$53
Raleigh	37	-3.6%	-$52	89	1.9%	$27
TOTAL	1,192	-6.4%	-$100	1,828	1.9%	$27

DIVIDEND GROWTH

157.3% growth since inception
$0.530/sh
+147.6%
$0.510
+124.5%
$0.462
+103.9%
$0.420
+84.5%
$0.380
+65.7%
$0.341
+51.7%
$0.313
+33.5%
$0.275
+21.4%
$0.250
+6.8%
$0.220
$0.206
$0.550
$0.500
$0.450
$0.400
$0.350
$0.300
$0.250
$0.200
$0.150
Q2'15
Q4'16
Q4'17
Q4'18
Q4'19
Q4'20
Q4'21
Q4'22
Q4'23
Q4'24
Q4'25

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NEXPOINT RESIDENTIAL TRUST, INC. [NYSE:NXRT]

FORECASTED SUBMARKET DELIVERIES (1)

Market	Submarket (RealPage)	Property	NXRT Unit Exposure	2025 Q4 Inventory	2025 Deliveries	2026 Deliveries	2027 Deliveries	2028 Deliveries	3-year Deliveries	3-year % Growth
ATL	Southeast Marietta	Rockledge	708	13,563	-	-	-	-	-	0.0%
ATL	Southeast Marietta	The Preserve at Terrell Mill	752	13,563	-	-	-	-	-	0.0%
ATL	Sandy Springs	The Adair	232	20,363	286	120	975	-	1,095	5.4%
CHA	Huntersville/Cornelius	The Verandas at Lake Norman	264	9,228	964	1,703	631	-	2,334	25.3%
CHA	Matthews/Southeast Charlotte	Creekside at Matthews	240	13,224	475	142	320	-	462	3.5%
DFW	East Fort Worth	The Venue at 8651	333	12,871	-	398	-	-	398	3.1%
DFW	Far North Dallas	Versailles	388	30,136	-	-	-	-	-	0.0%
DFW	Far North Dallas	Versailles II	242	30,136	-	-	-	-	-	0.0%
DFW	Hurst/Euless/Bedford	Arbors on Forest Ridge	210	33,827	526	326	-	-	326	1.0%
DFW	Hurst/Euless/Bedford	Summers Landing	196	33,827	526	326	-	-	326	1.0%
DFW	Oak Lawn/Park Cities	Atera	380	21,370	612	563	212	-	775	3.6%
DFW	Richardson	Cutters Point	196	20,443	223	336	1,048	-	1,384	6.8%
LSV	Northwest Las Vegas	Bella Solara	320	22,641	516	44	19	-	63	0.3%
LSV	Northwest Las Vegas	Bloom	528	22,641	516	44	19	-	63	0.3%
LSV	Southwest Las Vegas	Torreyana	316	22,384	1,173	1,077	645	88	1,810	8.1%
LSV	North Las Vegas	Sedona at Lone Mountain	321	12,261	576	710	257	-	967	7.9%
NASH	East Nashville	Residences at Glenview Reserve	360	15,463	625	191	127	-	318	2.1%
NASH	South Nashville	Arbors of Brentwood	346	18,215	264	104	89	-	193	1.1%
NASH	South Nashville	Brandywine	632	18,215	264	104	89	-	193	1.1%
ORL	East Orlando	The Cornerstone	430	22,629	337	370	363	-	733	3.2%
ORL	Northwest Orlando	Residences at West Place	342	17,698	465	29	299	-	328	1.9%
ORL	South Orange County	Sabal Palm at Lake Buena Vista	400	36,551	1,895	1,319	1,210	330	2,859	7.8%
PHX	Chandler	Fairways at San Marcos	352	27,133	899	607	30	-	637	2.3%
PHX	North Central Phoenix	Heritage	204	27,337	350	49	199	-	248	0.9%
PHX	North Central Phoenix	The Venue on Camelback	415	27,337	350	49	199	-	248	0.9%
PHX	Northeast Phoenix	Bella Vista	248	22,762	112	279	619	506	1,404	6.2%
PHX	South Tempe	Enclave	204	16,998	-	171	58	-	229	1.3%
PHX	Southwest Mesa	Madera Point	256	18,361	129	14	233	-	247	1.3%
PHX	West Phoenix	Estates on Maryland	330	15,568	-	57	-	-	57	0.4%
RDU	Far North Raleigh	Six Forks Station	323	13,433	63	555	142	-	697	5.2%
RDU	North Cary/Morrisville	High House at Cary	302	23,526	500	691	302	-	993	4.2%
SFL	Pembroke Pines/Miramar	Avant at Pembroke Pines	1,520	25,713	332	-	-	-	-	0.0%
SFL	West Palm Beach	Parc500	217	33,831	343	1,358	154	-	1,512	4.5%
SFL	West Palm Beach	Seasons 704	222	33,831	343	1,358	154	-	1,512	4.5%
TPA	Egypt Lake/Lowry Park	Courtney Cove	324	13,926	245	28	-	-	28	0.2%
TPA	Temple Terrace	The Summit at Sabal Park	252	16,551	202	246	84	-	330	2.0%
Totals/ Averages		Total	13,305	598,006	12,112	11,487	8,016	924	20,427	3.4%

(1)
Source: 2025 Realpage, Inc.; Data as of February 2026.

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NEXPOINT RESIDENTIAL TRUST, INC. [NYSE:NXRT]

Financial Summary

	FY 2025	FY 2024	FY 2023	Q4 2025	Q4 2024
(in thousands, except for per share and unit data)
Company Profile
Market Capitalization	$763,000	$1,061,000	$884,000
Share Price (as of the last day of the period)	$30.10	$41.75	$34.43
Weighted average common shares outstanding - basic	25,390	25,516	25,654	25,364	25,404
Weighted average common shares outstanding - diluted	25,390	26,246	26,245	25,364	25,404

Earnings Profile
Total revenues	$251,281	$259,701	$277,526	$62,087	$63,791
Net income (loss) attributable to common stockholders	(32,027)	1,110	44,264	(10,307)	(26,931)
NOI (1)	151,737	157,035	167,404	37,124	38,948
Same Store NOI (2)	151,591	154,050		37,005	38,884
Same Store NOI Growth (%) (2)	-1.6%			-4.8%

Earnings Metrics Per Common Share (diluted basis)
Earnings (loss)	$(1.26)	$0.04	$1.69	$(0.41)	$(1.06)
FFO (1)	$2.48	$1.69	$2.72	$0.52	$(0.25)
Core FFO (1)	$2.79	$2.79	$2.92	$0.65	$0.68
AFFO (1)	$3.18	$3.19	$3.27	$0.75	$0.78
Dividends declared per common share	$2.06	$1.90	$1.72	$0.53	$0.51
Net Income (Loss) Coverage (3)	-0.61x	0.02x	0.98x	-0.77x	-2.08x
FFO Coverage (3)	1.20x	0.89x	1.58x	0.98x	-0.50x
Core FFO Coverage (3)	1.35x	1.47x	1.70x	1.23x	1.32x
AFFO Coverage (3)	1.54x	1.68x	1.90x	1.42x	1.52x

Portfolio
Total Properties	36	35	38
Total Units (4)	13,305	12,984	14,133
Occupancy	92.7%	94.7%	94.7%
Average Effective Monthly Rent per Unit	$1,492	$1,491	$1,502

Same Store Portfolio Metrics (2)
Total Same Store Properties	35	35		35	35
Total Same Store Units	12,963	12,948		12,963	12,948
Occupancy	92.7%	94.7%		92.7%	94.7%
Average Effective Monthly Rent per Unit	$1,489	$1,491		$1,489	$1,491

Value-Add Program
Completed Rehab Units	1,518	388	2,073	388	58
Cumulative Completed Rehab Units (5)	9,866
Average Increase to Effective Monthly Rent per Unit (Post-Rehab)	$158
ROI on Post-Rehab Units	20.8%

Outstanding Debt Summary
Total Mortgage Debt	$1,503,242	$1,503,242	$1,551,236
Credit Facilities	90,000	—	24,000
Total Debt Outstanding	$1,593,242	$1,503,242	$1,575,236
Leverage Ratio (Total Debt to Market Capitalization plus Total Debt)	68%	59%	64%
Leverage Ratio (Net Debt to Enterprise Value) (6)	67%	58%	64%

(1)
For more information and reconciliations of NOI, FFO, Core FFO and AFFO, see the “FFO, Core FFO and AFFO,” “NOI and Same Store NOI” and “Definitions and Reconciliations of Non-GAAP Measures” sections of this release.
(2)
We define “Same Store” properties as properties that were in our Portfolio for the entirety of the periods being compared. Full year results are shown for the 2024-2025 Same Store properties; Q4 results are shown for the Q4 Same Store properties. For additional information regarding our Q4 and 2024-2025 Same Store properties, see the “Q4 Same Store Results” and “2024-2025 Same Store Results” section of this release.
(3)
Indicates coverage ratio of Net Income (Loss)/FFO/Core FFO/AFFO per common share (diluted) over dividends declared per common share during the period. The Company uses actual diluted weighted average common shares outstanding when in a dilutive position for FFO, Core FFO and AFFO.
(4)
Total units owned is 13,305, however 22 units are currently down due to fires and repairs.
(5)
Inclusive of all full and partial interior upgrades completed through December 31, 2025. Cumulative results exclude rehabs completed for properties sold through December 31, 2025.
(6)
For more information and a reconciliation of debt to net debt, see the “Definitions and Reconciliations of Non-GAAP Measures” section of this release.

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NEXPOINT RESIDENTIAL TRUST, INC. [NYSE:NXRT]

2026 Full Year Guidance Summary

NXRT is providing initial 2026 guidance ranges for earnings per diluted share, Core FFO per diluted share, Same Store rental income, Same Store total revenue, Same Store total expenses, Same Store NOI, and acquisitions and dispositions as follows (dollars in millions, except per share amounts):

	Guidance Range
	Low-End	Mid-Point	High-End
Earnings (loss) per diluted share (1)	$(1.54)	$(1.40)	$(1.26)
Core FFO per diluted share (1) (2)	$2.42	$2.57	$2.71

Same Store Growth: (3)
Rental Income	0.0%	0.9%	1.9%
Total Revenue	0.1%	1.1%	2.0%
Total Expenses	4.2%	3.5%	2.8%
Same Store NOI (2)	-2.5%	-0.5%	1.5%

Other Considerations: (4)
Acquisitions	$—	$100.0	$200.0
Dispositions	$—	$100.0	$200.0

(1)
Weighted average diluted share count estimate for full year 2026 is approximately 25.7 million.
(2)
Same Store NOI and Core FFO are non-GAAP measures. For reconciliations of Full Year 2026 Same Store NOI and Core FFO guidance to net loss guidance, and a discussion of why we consider these non-GAAP measures useful, see the “Definitions and Reconciliations of Non-GAAP Measures” section of this release.
(3)
Year-over-year growth for the Full Year 2026 assuming Same Store pool of 35 properties.
(4)
We continue to evaluate our Portfolio for capital recycling opportunities. Transaction volumes presented are incorporated into the earnings per share and Core FFO guidance above. Actual acquisitions and dispositions could vary significantly from our projections. We undertake no duty to update these assumptions, except as required by law.

Additional information on 2026 financial and earnings guidance is included in the following sections of this release.

NXRT.NEXPOINT.COM	Page 8

NEXPOINT RESIDENTIAL TRUST, INC. [NYSE:NXRT]

Components of Net Asset Value

(dollar and share amounts in thousands, except per share and per unit data)

REAL ESTATE VALUE BY MARKET

Property	NOI	Cap Rate Range (1)		Value Range (2)
Market	Contribution	Min	Max	Min	Max
Texas
Dallas/Fort Worth	10.3%	5.25%	5.75%	$272,106	$310,606

North Carolina
Raleigh	4.3%	5.25%	5.75%	114,735	130,969
Charlotte	4.0%	5.25%	5.75%	104,821	119,652

Georgia
Atlanta	12.1%	5.25%	5.75%	318,274	363,306

Tennessee
Nashville	9.0%	5.25%	5.75%	236,365	269,808

Florida
Orlando	9.1%	5.25%	5.75%	240,930	275,018
Tampa	3.5%	5.25%	5.75%	93,355	106,564
South Florida	20.6%	5.25%	5.75%	544,933	622,035

Nevada
Las Vegas	11.5%	5.25%	5.75%	303,974	346,982

Arizona
Phoenix	15.6%	5.25%	5.75%	411,021	469,176
Total / Ave	100.0%	5.25%	5.75%	$2,640,514	$3,014,116

NOI ESTIMATE

4Q 2025 NOI Actual		37,124
FY 2025 NOI Actual		151,737
	Low		High
Estimated 1Q 2026 NOI Guidance (3)	37,595		38,534
2026 NOI Guidance (3)	$151,830		$158,241

NAV SUMMARY

Component	Min		Max
Tangible Assets
Real Estate (2)	$2,640,514		$3,014,116
Cash		13,704
Restricted Cash - Renovation Reserves (4)		7,639
Renovation Expenditures (4)		(7,639)
Cash Adjustments		0
Fair Market Value of Interest Rate Swaps		13,434
Other Assets		37,748
Value of Assets	$2,705,400		$3,079,002

Tangible Liabilities
Credit Facility (5)		$90,000
Mortgage Debt		1,503,242
Total Outstanding Debt		1,593,242
Forward 12-month Principal Payments		0
Total Outstanding Debt (FY 2026 Est.)		1,593,242
Other Tangible Liabilities (at Book)		28,008
Derivative Liability		475
Value of Liabilities		$1,621,725
Net Leverage (mid-point)		56%
Net Asset Value	$1,083,675		$1,457,277
Shares outstanding - diluted (FY 2026 Est.)		26,156
Est. NAV / Share	$41.43		$55.72
NAV / Share (mid-point)		$48.57

IMPLIED VALUATION METRICS

	Min		Max
Implied Real Estate Value	$2,640,514		$3,014,116
No. of Units (December 31, 2025) (2)		13,305
Implied Value/Apartment Unit	$198.5		$226.5
Implied Value/Apartment Unit (mid-point)		$212.5

(1)
Management estimates based on independent third-party review of our properties.
(2)
Estimated value ranges are presented for the existing portfolio (36 properties at December 31, 2025).
(3)
The Company anticipates net loss will be in the range between approximately $39.7 million and $32.5 million for the full year 2026 and between $10.8 million and $9.9 million for the first quarter of 2026. FY 2026 NOI Guidance considers a commensurate volume of capital recycling.
(4)
Includes approximately $7.6 million that is held for value-add upgrades; reduced by $7.6 million for estimated 2026 rehab expenditures.
(5)
Includes outstanding balance as of December 31, 2025.

NXRT.NEXPOINT.COM	Page 9

NEXPOINT RESIDENTIAL TRUST, INC. [NYSE:NXRT]

NEXPOINT RESIDENTIAL TRUST, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(in thousands, except share and per share amounts)

(Unaudited)

	December 31, 2025	December 31, 2024
ASSETS
Operating Real Estate Investments
Land	$371,656	$359,819
Buildings and improvements	1,812,311	1,738,677
Intangible lease assets	1,052	—
Construction in progress	8,535	1,267
Furniture, fixtures, and equipment	224,661	202,029
Total Gross Operating Real Estate Investments	2,418,215	2,301,792
Accumulated depreciation and amortization	(604,321)	(508,569)
Total Net Real Estate Investments	1,813,894	1,793,223
Cash and cash equivalents	13,704	23,148
Restricted cash	31,476	30,769
Accounts receivable, net	9,059	12,337
Prepaid and other assets	4,852	6,102
Fair value of interest rate swaps	13,434	41,841
TOTAL ASSETS	$1,886,419	$1,907,420

LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
Mortgages payable, net	$1,469,410	$1,463,650
Credit facility, net	88,102	—
Accounts payable and other accrued liabilities	11,554	11,351
Accrued real estate taxes payable	5,251	4,260
Accrued interest payable	7,053	7,630
Security deposit liability	2,980	2,954
Prepaid rents	1,170	1,425
Fair value of interest rate swaps	475	—
Total Liabilities	$1,585,995	$1,491,270

Redeemable noncontrolling interests in the OP	4,928	5,782

Stockholders' Equity:
Preferred stock, $0.01 par value: 100,000,000 shares authorized; 0 shares issued	—	—
Common stock, $0.01 par value: 500,000,000 shares authorized; 25,364,470 and 25,403,537 shares issued and outstanding, respectively	254	254
Additional paid-in capital	406,628	407,429
Accumulated loss less dividends	(123,409)	(38,030)
Accumulated other comprehensive income	12,023	40,715
Total Stockholders' Equity	295,496	410,368
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$1,886,419	$1,907,420

NXRT.NEXPOINT.COM	Page 10

NEXPOINT RESIDENTIAL TRUST, INC. [NYSE:NXRT]

NEXPOINT RESIDENTIAL TRUST, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

AND COMPREHENSIVE INCOME (LOSS)

(in thousands, except per share amounts)

(Unaudited)

	For the Year Ended December 31,
	2025	2024	2023
Revenues
Rental income	$243,738	$251,861	$270,078
Other income	7,543	7,840	7,448
Total revenues	251,281	259,701	277,526
Expenses
Property operating expenses	53,918	56,583	57,838
Real estate taxes and insurance	32,374	33,062	36,847
Property management fees (1)	7,183	7,484	8,069
Advisory and administrative fees (2)	6,941	6,899	7,645
Corporate general and administrative expenses	17,945	19,399	17,146
Property general and administrative expenses	9,236	9,198	9,543
Depreciation and amortization	95,752	97,762	95,186
Total expenses	223,349	230,387	232,274
Operating income before gain on sales of real estate	27,932	29,314	45,252
Gain on sales of real estate (3)	—	54,246	67,926
Operating income	27,932	83,560	113,178
Interest expense	(60,735)	(58,477)	(67,106)
Loss on extinguishment of debt and modification costs	—	(24,004)	(2,409)
Casualty loss	(167)	(626)	(856)
Gain on forfeited deposits	—	—	250
Equity in earnings of affiliate	257	172	205
Miscellaneous income	559	489	1,171
Net income (loss)	(32,154)	1,114	44,433
Net income (loss) attributable to redeemable noncontrolling interests in the OP	(127)	4	169
Net income (loss) attributable to common stockholders	$(32,027)	$1,110	$44,264
Other comprehensive loss
Unrealized losses on interest rate derivatives	(28,805)	(29,265)	(32,413)
Total comprehensive income (loss)	(60,959)	(28,151)	12,020
Comprehensive income (loss) attributable to redeemable noncontrolling interests in the OP	(240)	(111)	46
Comprehensive income (loss) attributable to common stockholders	$(60,719)	$(28,040)	$11,974

Weighted average common shares outstanding - basic	25,390	25,516	25,654
Weighted average common shares outstanding - diluted	25,390	26,246	26,245

Earnings (loss) per share - basic	$(1.26)	$0.04	$1.73
Earnings (loss) per share - diluted	$(1.26)	$0.04	$1.69

(1)
Fees incurred to an unaffiliated third party that is an affiliate of a noncontrolling limited partner of NexPoint Residential Trust Operating Partnership, L.P. (the "OP").
(2)
Fees incurred to the Company’s adviser.
(3)
$31.5 million with a related party for the year ended December 31, 2024.

NXRT.NEXPOINT.COM	Page 11

NEXPOINT RESIDENTIAL TRUST, INC. [NYSE:NXRT]

NOI and Same Store NOI

The following table, which has not been adjusted for the effects of noncontrolling interests, reconciles NOI for the years ended December 31, 2025, 2024 and 2023, and our 2024-2025 and our Q4 Same Store NOI for the years and three months ended December 31, 2025 and 2024 to net income (loss), the most directly comparable GAAP financial measure (in thousands):

		For the Year Ended December 31,			For the Three Months Ended December 31,
		2025	2024	2023	2025	2024
Net income (loss)		$(32,154)	$1,114	44,433	$(10,348)	$(27,038)
Adjustments to reconcile net income (loss) to NOI
Advisory and administrative fees		6,941	6,899	7,645	1,765	1,720
Corporate general and administrative expenses		17,945	19,399	17,146	4,150	4,875
Corporate income		(1,666)	(2,215)	(483)	(462)	(959)
Casualty-related expenses/(recoveries)	(1)	264	1,389	(2,214)	1,700	(249)
Casualty loss		167	626	856	4	88
Gain on forfeited deposits		—	—	(250)
Property general and administrative expenses	(2)	4,010	3,998	3,701	1,096	1,277
Depreciation and amortization		95,752	97,762	95,186	23,560	24,389
Interest expense		60,735	58,477	67,106	15,733	15,521
Equity in earnings of affiliate		(257)	(172)	(205)	(74)	(28)
Loss on extinguishment of debt and modification costs		—	24,004	2,409	—	23,203
Gain on sales of real estate	(3)	—	(54,246)	(67,926)	—	(3,851)
NOI		$151,737	$157,035	$167,404	$37,124	$38,948
Less Non-Same Store
Revenues		(250)	(5,478)		(243)	58
Operating expenses		104	2,496		124	(122)
Operating income		—	(3)		—	—
Same Store NOI		$151,591	$154,050		$37,005	$38,884

(1)
Adjustment to net income (loss) to exclude certain property operating expenses that are casualty-related expenses/(recoveries).
(2)
Adjustment to net income (loss) to exclude certain property general and administrative expenses that are not reflective of the continuing operations of the properties or are incurred on our behalf at the property for expenses such as legal, professional, centralized leasing service and franchise tax fees.
(3)
$31.5 million with a related party for the year ended December 31, 2024.

NXRT.NEXPOINT.COM	Page 12

NEXPOINT RESIDENTIAL TRUST, INC. [NYSE:NXRT]

2024-2025 Same Store Results of Operations for the Years Ended December 31, 2025 and 2024

There are 35 properties encompassing 12,963 units of apartment space, or approximately 97% of our Portfolio, in our 2024-2025 Same Store properties. Our 2024-2025 Same Store properties exclude the following property in our Portfolio as of December 31, 2025: Sedona at Lone Mountain as well as the 21 units mentioned on page 1 that are currently down.

As of December 31, 2025, our 2024-2025 Same Store properties were approximately 92.7% leased with a weighted average monthly effective rent per occupied apartment unit of $1,489, which was a decrease of 200 bps and $2, respectively.

The following table reflects the revenues, property operating expenses and NOI for the years ended December 31, 2025 and 2024 for our 2024-2025 Same Store and Non-Same Store properties (dollars in thousands):

	For the Year Ended December 31,
	2025	2024	$ Change	% Change
Revenues
Same Store
Rental income	$243,489	$246,688	$(3,199)	-1.3%
Other income	5,876	5,320	556	10.5%
Same Store revenues	249,365	252,008	(2,643)	-1.0%
Non-Same Store
Rental income	249	5,173	(4,924)	N/M
Other income	1	305	(304)	N/M
Non-Same Store revenues	250	5,478	(5,228)	N/M
Total revenues	249,615	257,486	(7,871)	-3.1%

Operating expenses
Same Store
Property operating expenses (1)	53,609	53,459	150	0.3%
Real estate taxes and insurance	32,381	32,668	(287)	-0.9%
Property management fees (2)	7,175	7,279	(104)	-1.4%
Property general and administrative expenses (3)	5,168	5,038	130	2.6%
Same Store operating expenses	98,333	98,444	(111)	-0.1%
Non-Same Store
Property operating expenses (4)	45	1,735	(1,690)	N/M
Real estate taxes and insurance	(7)	394	(401)	N/M
Property management fees (2)	8	205	(197)	N/M
Property general and administrative expenses (5)	58	162	(104)	N/M
Non-Same Store operating expenses	104	2,496	(2,392)	N/M
Total operating expenses	98,437	100,940	(2,503)	-2.5%

Operating income
Same Store
Miscellaneous income	559	486	73	15.0%
Non-Same Store
Miscellaneous income	—	3	(3)	N/M
Total operating income	559	489	70	14.3%

NOI
Same Store	151,591	154,050	(2,459)	-1.6%
Non-Same Store	146	2,985	(2,839)	N/M
Total NOI (6)	$151,737	$157,035	$(5,298)	-3.4%

(1)
For the years ended December 31, 2025 and 2024, excludes approximately $1,531,000 and $625,000, respectively, of casualty-related recoveries.
(2)
Fees incurred to an unaffiliated third party that is an affiliate of a noncontrolling limited partner of the OP.
(3)
For the years ended December 31, 2025 and 2024, excludes approximately $3,703,000 and $3,944,000, respectively, of expenses that are not reflective of the continuing operations of the properties or are incurred on our behalf at the property for expenses such as legal, professional, centralized leasing service and franchise tax fees.

NXRT.NEXPOINT.COM	Page 13

NEXPOINT RESIDENTIAL TRUST, INC. [NYSE:NXRT]

(4)
For the years ended December 31, 2025 and 2024, excludes approximately $0 and $16,000, respectively, of casualty-related expenses.
(5)
For the years ended December 31, 2025 and 2024, excludes approximately $307,000 and $54,000, respectively, of expenses that are not reflective of the continuing operations of the properties or are incurred on our behalf at the property for expenses such as legal, professional, centralized leasing service and franchise tax fees.
(6)
For additional information regarding NOI, see the “Definitions and Reconciliations of Non-GAAP Measures” and “NOI and Same Store NOI” sections of this release.

The following table contains additional information about our 2024-2025 Same Store properties rent and occupancy metrics, revenues, operating expenses and NOI for the years ended December 31, 2025 and 2024 (dollars in thousands, except for per unit data):

	FY 2025	FY 2024	% Change
Same Store Total Units	12,963	12,948
Same Store Occupied Units	12,019	12,258
Same Store Ending Occupancy	92.7%	94.7%	-2.0%
Same Store Average Rent per Unit	$1,489	$1,491	-0.1%

Same Store Revenues
Same Store Rental Income	$243,489	$246,688	-1.3%
Same Store Other Income	5,876	5,320	10.5%
Total Same Store Revenues	249,365	252,008	-1.0%

Same Store Operating Expenses
Payroll	19,192	19,926	-3.7%
Repairs & Maintenance	22,574	22,022	2.5%
Utilities	11,843	11,511	2.9%
Real Estate Taxes	26,797	26,321	1.8%
Insurance	5,584	6,347	-12.0%
Property Management Fees	7,175	7,279	-1.4%
Office Operations	3,678	3,706	-0.8%
Marketing	1,490	1,332	11.9%
Total Same Store Operating Expenses	98,333	98,444	-0.1%

Same Store Operating Income
Miscellaneous income	559	486	15.0%
Total Same Store Operating Income	559	486	15.0%

2024-2025 Same Store NOI	$151,591	$154,050	-1.6%

NXRT.NEXPOINT.COM	Page 14

NEXPOINT RESIDENTIAL TRUST, INC. [NYSE:NXRT]

2024-2025 Same Store Properties Operating Metrics

(dollars in thousands, except for per unit data)

Properties by Market (1)	Unit Count	Average Effective Rent			Occupancy			Total Rental Income

	Total	2025	2024	% Change	2025	2024	bps ∆	2025	2024	% Change
Texas
Dallas	1,944	$1,227	$1,226	0.1%	90.8%	96.3%	-550	$31,266	$31,836	-1.8%
Average/Total	1,944	1,227	1,226	0.1%	90.8%	96.3%	-550	31,266	31,836	-1.8%

North Carolina
Charlotte	504	1,398	1,380	1.3%	93.7%	97.0%	-330	9,155	9,200	-0.5%
Raleigh Durham	625	1,404	1,426	-1.5%	93.0%	92.6%	40	10,865	10,726	1.3%
Average/Total	1,129	1,401	1,405	-0.3%	93.3%	94.6%	-130	20,020	19,926	0.5%

Georgia
Atlanta	1,672	1,465	1,463	0.1%	92.6%	93.9%	-130	30,105	30,319	-0.7%
Average/Total	1,672	1,465	1,463	0.1%	92.6%	93.9%	-130	30,105	30,319	-0.7%

Tennessee
Nashville	1,338	1,255	1,281	-2.0%	92.2%	94.4%	-220	21,738	22,284	-2.5%
Average/Total	1,338	1,255	1,281	-2.0%	92.2%	94.4%	-220	21,738	22,284	-2.5%

Florida
Orlando	1,172	1,536	1,560	-1.5%	92.1%	94.5%	-240	22,140	22,744	-2.7%
Tampa	576	1,343	1,302	3.1%	91.7%	93.6%	-190	9,740	9,690	0.5%
South Florida	1,959	2,154	2,120	1.6%	94.5%	95.4%	-90	52,302	51,744	1.1%
Average/Total	3,707	1,833	1,816	0.9%	93.3%	94.8%	-150	84,182	84,178	0.0%

Arizona
Phoenix	2,009	1,391	1,443	-3.6%	94.5%	93.8%	70	36,148	37,912	-4.7%
Average/Total	2,009	1,391	1,443	-3.6%	94.5%	93.8%	70	36,148	37,912	-4.7%

Nevada
Las Vegas	1,164	1,364	1,336	2.1%	91.0%	94.6%	-360	20,030	20,233	-1.0%
Average/Total	1,164	1,364	1,336	2.1%	91.0%	94.6%	-360	20,030	20,233	-1.0%

Average/Total	12,963	$1,489	$1,491	-0.1%	92.7%	94.7%	-200	$243,489	$246,688	-1.3%

(1)
This table includes the 35 properties in our 2024-2025 Same Store pool.

NXRT.NEXPOINT.COM	Page 15

NEXPOINT RESIDENTIAL TRUST, INC. [NYSE:NXRT]

QoQ Same Store Properties Operating Metrics

(dollars in thousands, except for per unit data)

Properties by Market (1)	Unit Count	Average Effective Rent			Occupancy			Total Rental Income

	Total	Q4 2025	Q3 2025	% Change	Q4 2025	Q3 2025	bps ∆	Q4 2025	Q3 2025	% Change
Texas
Dallas	1,944	$1,227	$1,236	-0.7%	90.8%	93.1%	-230	$7,647	$7,780	-1.7%
Average/Total	1,944	1,227	1,236	-0.7%	90.8%	93.1%	-230	7,647	7,780	-1.7%

North Carolina
Charlotte	504	1,398	1,413	-1.1%	93.7%	95.2%	-150	2,294	2,303	-0.4%
Raleigh Durham	625	1,404	1,413	-0.6%	93.0%	95.7%	-270	2,741	2,765	-0.9%
Average/Total	1,129	1,401	1,413	-0.8%	93.3%	95.5%	-220	5,035	5,068	-0.7%

Georgia
Atlanta	1,672	1,465	1,457	0.5%	92.6%	94.5%	-190	7,424	7,514	-1.2%
Average/Total	1,672	1,465	1,457	0.5%	92.6%	94.5%	-190	7,424	7,514	-1.2%

Tennessee
Nashville	1,338	1,255	1,274	-1.5%	92.2%	93.5%	-130	5,305	5,453	-2.7%
Average/Total	1,338	1,255	1,274	-1.5%	92.2%	93.5%	-130	5,305	5,453	-2.7%

Florida
Orlando	1,172	1,536	1,553	-1.1%	92.1%	92.7%	-60	5,426	5,495	-1.3%
Tampa	576	1,343	1,349	-0.4%	91.7%	94.4%	-270	2,429	2,422	0.3%
South Florida	1,959	2,154	2,150	0.2%	94.5%	94.8%	-30	12,914	13,165	-1.9%
Average/Total	3,707	1,833	1,837	-0.2%	93.3%	94.1%	-80	20,769	21,082	-1.5%

Arizona
Phoenix	2,009	1,391	1,426	-2.5%	94.5%	91.9%	260	8,800	8,984	-2.0%
Average/Total	2,009	1,391	1,426	-2.5%	94.5%	91.9%	260	8,800	8,984	-2.0%

Nevada
Las Vegas	1,164	1,364	1,353	0.8%	91.0%	92.6%	-160	4,947	5,017	-1.4%
Average/Total	1,164	1,364	1,353	0.8%	91.0%	92.6%	-160	4,947	5,017	-1.4%

Average/Total	12,963	$1,489	$1,497	-0.5%	92.7%	93.6%	-90	$59,927	$60,898	-1.6%

(1)
This table includes the 35 properties in our Q4 Same Store pool.

NXRT.NEXPOINT.COM	Page 16

NEXPOINT RESIDENTIAL TRUST, INC. [NYSE:NXRT]

Q4 Same Store Results of Operations for the Three Months Ended December 31, 2025 and 2024

There are 35 properties encompassing 12,963 units of apartment space, or approximately 97% of our Portfolio, in our same store pool for the three months ended December 31, 2025 and 2024 (our “Q4 Same Store” properties). Our Q4 Same Store properties exclude the following property in our Portfolio as of December 31, 2025: Sedona at Lone Mountain as well as the 21 units mentioned on page 1 of this release that are currently down.

As of December 31, 2025, our Q4 Same Store properties were approximately 92.7% leased with a weighted average monthly effective rent per occupied apartment unit of $1,489, which was a decrease of 200 bps and $2, respectively.

The following table reflects the revenues, property operating expenses and NOI for the three months ended December 31, 2025 and 2024 for our Q4 Same Store and Non-Same Store properties (dollars in thousands):

	For the Three Months Ended December 31,
	2025	2024	$ Change	% Change
Revenues
Same Store
Rental income	$59,927	$61,652	$(1,725)	-2.8%
Other income	1,455	1,238	217	17.5%
Same Store revenues	61,382	62,890	(1,508)	-2.4%
Non-Same Store
Rental income	242	(83)	325	N/M
Other income	1	25	(24)	N/M
Non-Same Store revenues	243	(58)	301	N/M
Total revenues	61,625	62,832	(1,207)	-1.9%

Operating expenses
Same Store
Property operating expenses (1)	13,812	13,539	273	2.0%
Real estate taxes and insurance	7,546	7,619	(73)	-1.0%
Property management fees (2)	1,764	1,808	(44)	-2.4%
Property general and administrative expenses (3)	1,383	1,278	105	8.2%
Same Store operating expenses	24,505	24,244	261	1.1%
Non-Same Store
Property operating expenses (4)	43	44	(1)	-2.3%
Real estate taxes and insurance	16	(174)	190	N/M
Property management fees (2)	8	3	5	N/M
Property general and administrative expenses (5)	57	5	52	N/M
Non-Same Store operating expenses	124	(122)	246	N/M
Total operating expenses	24,629	24,122	507	2.1%

Operating income
Same Store
Miscellaneous income	128	238	(110)	-46.2%
Non-Same Store
Miscellaneous income	—	—	—	N/M
Total operating income	128	238	(110)	-46.2%

NOI
Same Store	37,005	38,884	(1,879)	-4.8%
Non-Same Store	119	64	55	N/M
Total NOI (6)	$37,124	$38,948	$(1,824)	-4.7%

(1)
For the three months ended December 31, 2025 and 2024, excludes approximately $95,000 and $622,000, respectively, of casualty-related recoveries.
(2)
Fees incurred to an unaffiliated third party that is an affiliate of a noncontrolling limited partner of the OP.

NXRT.NEXPOINT.COM	Page 17

NEXPOINT RESIDENTIAL TRUST, INC. [NYSE:NXRT]

(3)
For the three months ended December 31, 2025 and 2024, excludes approximately $1,007,000 and $1,290,000, respectively, of expenses that are not reflective of the continuing operations of the properties or are incurred on our behalf at the property for expenses such as legal, professional, centralized leasing service and franchise tax fees.
(4)
For the three months ended December 31, 2025 and 2024, excludes approximately $1,795,000 and $373,000, respectively, of casualty-related expenses.
(5)
For the three months ended December 31, 2025 and 2024, excludes approximately $89,000 and $(13,000), respectively, of expenses that are not reflective of the continuing operations of the properties or are incurred on our behalf at the property for expenses such as legal, professional centralized leasing service and franchise tax fees.
(6)
For additional information regarding NOI, see the “Definitions and Reconciliations of Non-GAAP Measures” and “NOI and Same Store NOI” sections of this release.

The following table contains additional information about our Q4 Same Store properties rent and occupancy metrics, revenues, operating expenses and NOI for the three months ended December 31, 2025 and 2024 (dollars in thousands, except for per unit data):

	Q4 2025	Q4 2024	% Change
Same Store Total Units	12,963	12,948
Same Store Occupied Units	12,019	12,258
Same Store Ending Occupancy	92.7%	94.7%	-2.0%
Same Store Average Rent per Unit	$1,489	$1,491	-0.1%

Same Store Revenues
Same Store Rental Income	$59,927	$61,652	-2.8%
Same Store Other Income	1,455	1,238	17.5%
Total Same Store Revenues	61,382	62,890	-2.4%

Same Store Operating Expenses
Payroll	4,735	5,025	-5.8%
Repairs & Maintenance	6,137	5,654	8.5%
Utilities	2,940	2,860	2.8%
Real Estate Taxes	6,246	5,916	5.6%
Insurance	1,300	1,703	-23.7%
Property Management Fees	1,764	1,808	-2.4%
Office Operations	955	956	-0.1%
Marketing	428	322	32.9%
Total Same Store Operating Expenses	24,505	24,244	1.1%

Same Store Operating Income
Miscellaneous income	128	238	-46.2%
Total Same Store Operating Income	128	238	-46.2%

Q4 Same Store NOI	$37,005	$38,884	-4.8%

NXRT.NEXPOINT.COM	Page 18

NEXPOINT RESIDENTIAL TRUST, INC. [NYSE:NXRT]

FFO, Core FFO and AFFO

The following table reconciles our calculations of FFO, Core FFO and AFFO to net income (loss), the most directly comparable GAAP financial measure, for the years ended December 31, 2025, 2024 and 2023 and for the three months ended December 31, 2025 and 2024 (in thousands, except per share amounts):

		For the Year Ended December 31,			For the Three Months Ended December 31,
		2025	2024	2023	2025	2024
Net income (loss)		$(32,154)	$1,114	$44,433	$(10,348)	$(27,038)
Depreciation and amortization		95,752	97,762	95,186	23,560	24,389
Gain on sales of real estate	(1)	—	(54,246)	(67,926)	—	(3,851)
Adjustment for noncontrolling interests		(251)	(176)	(273)	(52)	26
FFO attributable to common stockholders		63,347	44,454	71,420	13,160	(6,474)

FFO per share - basic		$2.49	$1.74	$2.78	$0.52	$(0.25)
FFO per share - diluted		$2.48	$1.69	$2.72	$0.52	$(0.25)

Loss on extinguishment of debt and modification costs		—	24,004	2,409	—	23,203
Casualty-related expenses/(recoveries)		264	1,389	(2,214)	1,700	(249)
Casualty loss		167	626	856	4	88
Gain on forfeited deposits		—	—	(250)	—	—
Amortization of deferred financing costs		6,585	3,364	2,945	1,656	1,314
Mark-to-market adjustments of interest rate caps		961	(593)	1,484	26	(124)
Adjustment for noncontrolling interests		(31)	(114)	(20)	(13)	(96)
Core FFO attributable to common stockholders		71,293	73,130	76,630	16,533	17,662

Core FFO per share - basic		$2.81	$2.87	$2.99	$0.65	$0.70
Core FFO per share - diluted		$2.79	$2.79	$2.92	$0.65	$0.68

Equity-based compensation expense		9,883	10,543	9,287	2,546	2,642
Adjustment for noncontrolling interests		(39)	(42)	(35)	(10)	(10)
AFFO attributable to common stockholders		81,137	83,631	85,882	19,069	20,294

AFFO per share - basic		$3.20	$3.28	$3.35	$0.75	$0.80
AFFO per share - diluted		$3.18	$3.19	$3.27	$0.75	$0.78

Weighted average common shares outstanding - basic		25,390	25,516	25,654	25,364	25,404
Weighted average common shares outstanding - diluted	(2)	25,554	26,246	26,245	25,411	26,161

Dividends declared per common share		$2.06	$1.90	$1.72	$0.53	$0.51

Net income (loss) Coverage - diluted	(3)	-0.61x	0.02x	0.98x	-0.77x	-2.08x
FFO Coverage - diluted	(3)	1.20x	0.89x	1.58x	0.98x	-0.50x
Core FFO Coverage - diluted	(3)	1.35x	1.47x	1.70x	1.23x	1.32x
AFFO Coverage - diluted	(3)	1.54x	1.68x	1.90x	1.42x	1.52x

(1)
$31.5 million with a related party for the year ended December 31, 2024.
(2)
The Company uses actual diluted weighted average common shares outstanding when in a dilutive position for FFO, Core FFO and AFFO.
(3)
Indicates coverage ratio of Net Income (Loss)/FFO/Core FFO/AFFO per common share (diluted) over dividends declared per common share during the period.

NXRT.NEXPOINT.COM	Page 19

NEXPOINT RESIDENTIAL TRUST, INC. [NYSE:NXRT]

Historical Capital Expenditures

	FY 2025	FY 2024	% Change	Q4 2025	Q4 2024	% Change
($ in thousands)
Capital Expenditures
Acquisition Capital Expenditures	$73,250	$—	N/M	$73,250	$—	N/A

Capitalized Rehab Expenditures
Interior	5,951	4,760	25.0%	1,953	826	N/M
Exterior and common area	283	2,202	N/M	74	355	N/M

Capitalized Maintenance Expenditures
Recurring	14,442	11,681	23.6%	3,845	2,553	N/M
Non-Recurring	15,425	11,088	39.1%	4,043	2,882	40.3%

Total Capital Expenditures	$109,351	$29,731	N/M	$83,165	$6,616	N/M

NXRT.NEXPOINT.COM	Page 20

NEXPOINT RESIDENTIAL TRUST, INC. [NYSE:NXRT]

Value-Add Program Details: Interiors (Full & Partials)

Property Name (1)	Units	Rehab Units Completed (2)	Average Rent Pre-Rehab	Average Rent Post-Rehab	Avg. Rehab Cost Per Unit (3)	Post-Rehab Rent Change %	ROI (3)
Value-Add Programs In Progress
Arbors of Brentwood	346	202	1,204	$1,399	$9,293	16.1%	25.1%
Arbors on Forest Ridge	210	200	789	883	4,143	11.9%	27.2%
Atera Apartments	380	273	1,183	1,321	3,249	11.7%	50.9%
Avant at Pembroke Pines	1,520	847	1,833	2,066	16,208	12.7%	17.2%
Bella Solara	320	153	1,252	1,391	9,685	11.2%	17.3%
Bella Vista	248	220	1,457	1,594	10,125	9.4%	16.2%
Bloom	528	180	1,240	1,387	12,611	11.9%	14.0%
Brandywine I & II	632	638	1,023	1,204	10,444	17.8%	20.9%
Courtney Cove	324	353	970	1,068	4,438	10.0%	26.3%
Creekside at Matthews	240	120	1,332	1,507	8,935	13.1%	23.5%
Cutter's Point	196	190	984	1,094	5,845	11.2%	22.6%
Estates on Maryland	330	146	1,270	1,428	11,005	12.5%	17.3%
Fairways of San Marcos	352	204	1,434	1,576	10,166	9.9%	16.8%
High House at Cary	302	155	1,334	1,557	11,372	16.7%	23.5%
Madera Point	256	289	896	1,001	4,295	11.7%	29.3%
Parc500	217	256	1,364	1,534	13,101	12.5%	15.6%
Residences at Glenview Reserve	360	327	1,080	1,299	12,809	20.4%	20.6%
Residences at West Place	342	207	1,512	1,699	11,316	12.4%	19.8%
Rockledge Apartments	708	591	1,263	1,431	9,052	13.3%	22.2%
Sabal Palm at Lake Buena Vista	400	170	1,487	1,638	8,574	10.1%	21.1%
Seasons 704 Apartments	222	266	1,233	1,359	7,160	10.2%	21.1%
Six Forks Station	323	160	1,118	1,386	11,760	24.0%	27.4%
Summers Landing	196	87	1,028	1,197	8,612	16.5%	23.6%
Summit at Sabal Park	252	260	1,021	1,117	5,477	9.4%	21.0%
The Adair	232	172	1,722	1,992	11,370	15.7%	28.6%
The Cornerstone	430	577	1,049	1,141	4,642	8.8%	23.9%
The Enclave	204	187	1,454	1,627	9,725	11.9%	21.3%
The Heritage	204	190	1,387	1,515	9,170	9.2%	16.8%
The Preserve at Terrell Mill	752	867	894	1,060	10,417	18.6%	19.1%
The Verandas at Lake Norman	264	113	1,236	1,390	9,578	12.4%	19.3%
The Venue on Camelback	415	321	772	1,011	9,837	30.9%	29.1%
Torreyana Apartments	316	70	1,383	1,491	11,022	7.8%	11.8%
Venue at 8651	333	343	850	950	6,302	11.8%	19.1%
Versailles	388	411	815	897	5,019	10.2%	19.8%
Versailles II	242	121	843	934	4,021	10.8%	27.2%
Total/Weighted Average	12,984	9,866	$1,172	$1,329	$9,115	13.5%	20.8%

(1)
We do not plan to upgrade 100% of the units at each of our properties.
(2)
Inclusive of all full and partial interior upgrades completed through December 31, 2025.
(3)
Inclusive of all full and partial interior upgrades completed and leased through December 31, 2025.

NXRT.NEXPOINT.COM	Page 21

NEXPOINT RESIDENTIAL TRUST, INC. [NYSE:NXRT]

Value-Add Program Details: Kitchen & Laundry Appliances

Property Name (1)	Units	Rehab Units Completed (2)	Avg. Rehab Cost Per Unit (3)	Post-Rehab Rent Change $	ROI (3)
Value-Add Programs In Progress
Arbors of Brentwood	346	319	$871	$50	68.8%
Arbors on Forest Ridge	210	136	787	47	71.4%
Atera Apartments	380	369	813	40	59.7%
Avant at Pembroke Pines	1,520	541	1,299	51	46.7%
Brandywine I & II	632	218	1,085	72	79.5%
Creekside at Matthews	240	179	1,099	56	60.6%
Cutter's Point	196	152	794	46	70.2%
Estates on Maryland	330	21	1,067	38	42.3%
Madera Point	256	158	893	31	41.3%
Residences at Glenview Reserve	360	95	1,233	55	53.5%
Rockledge Apartments	708	628	825	40	58.2%
Sabal Palm at Lake Buena Vista	400	634	599	86	171.8%
Six Forks Station	323	198	1,087	55	60.7%
Summers Landing	196	110	886	58	79.2%
Summit at Sabal Park	252	249	994	40	48.3%
The Adair	232	11	1,083	84	92.8%
The Cornerstone	430	17	809	50	74.2%
The Verandas at Lake Norman	264	218	1,084	46	51.3%
Venue at 8651	333	272	779	47	72.4%
Versailles	388	315	878	49	67.5%
Versailles II	242	139	887	29	38.7%
Total/Weighted Average	8,238	4,979	$950	$50	63.7%

(1)
We do not plan to upgrade 100% of the units at each of our properties.
(2)
Inclusive of all kitchen and laundry appliance upgrades completed through December 31, 2025.
(3)
Inclusive of all kitchen and laundry appliance upgrades completed and leased through December 31, 2025.

NXRT.NEXPOINT.COM	Page 22

NEXPOINT RESIDENTIAL TRUST, INC. [NYSE:NXRT]

Value-Add Program Details: Smart Home Technology Packages

Property Name (1)	Units	Rehab Units Completed (2)	Avg. Rehab Cost Per Unit (3)	Post-Rehab Rent Change $	ROI (3)
Value-Add Programs In Progress
Arbors of Brentwood	346	346	$1,419	$45	30.9%
Arbors on Forest Ridge	210	210	1,416	45	30.9%
Atera Apartments	380	380	1,339	50	37.0%
Avant at Pembroke Pines	1,520	1,520	1,350	45	32.4%
Bella Solara	320	320	820	35	39.5%
Bella Vista	248	248	970	40	39.3%
Bloom	528	528	901	40	42.3%
Brandywine I & II	632	632	1,234	45	35.5%
Courtney Cove	324	324	1,238	35	26.2%
Creekside at Matthews	240	240	913	65	72.9%
Cutter's Point	196	196	1,400	45	31.3%
Estates on Maryland	330	330	1,074	20	14.2%
Fairways of San Marcos	352	352	901	40	42.3%
Hight House at Cary	302	302	899	65	74.1%
Madera Point	256	256	1,283	45	34.1%
Residences at Glenview Reserve	360	360	1,017	45	43.1%
Rockledge Apartments	708	708	942	35	34.4%
Sabal Palm at Lake Buena Vista	400	400	1,237	45	35.4%
Six Forks Station	323	323	844	35	38.4%
Summers Landing	196	196	1,449	45	30.2%
The Adair	232	232	913	45	48.0%
The Cornerstone	430	430	1,236	45	35.4%
The Enclave	204	204	966	40	39.4%
The Heritage	204	204	997	40	38.2%
The Venue on Camelback Apartments	415	415	808	30	33.0%
The Verandas at Lake Norman	264	264	954	65	69.8%
Torreyana Apartments	316	316	900	35	36.0%
Venue at 8651	333	333	1,229	45	35.6%
Versailles	388	388	1,080	45	40.6%
Versailles II	242	242	1,241	45	35.3%
Total/Weighted Average	11,199	11,199	$1,113	$43	37.2%

Planned Value-Add Programs				Rent Change & ROI (Projections)
Residences at West Place	342	—	TBD	TBD	TBD
Seasons 704 Apartments	222	—	TBD	TBD	TBD
Summit at Sabal Park	252	—	TBD	TBD	TBD
The Preserve at Terrell Mill	752	—	TBD	TBD	TBD
Sedona at Lone Mountain	321	—	TBD	TBD	TBD
Total/Weighted Average Planned	1,889	—	TBD	TBD	TBD

(1)
We do not plan to upgrade 100% of the units at each of our properties.
(2)
Inclusive of all smart home technology package upgrades completed through December 31, 2025.
(3)
Inclusive of all smart home technology package upgrades completed and leased through December 31, 2025.

NXRT.NEXPOINT.COM	Page 23

NEXPOINT RESIDENTIAL TRUST, INC. [NYSE:NXRT]

Outstanding Debt Details

Mortgage Debt

The following table contains summary information concerning the mortgage debt of the Company as of December 31, 2025 (dollars in thousands):

Operating Properties	Type	Term (months)	Outstanding Principal	Interest Rate (1)	Maturity Date
Residences at West Place	Fixed	120	$33,817	4.24%	10/1/2028
Arbors of Brentwood	Floating	84	39,977	4.88%	10/1/2031
Avant at Pembroke Pines	Floating	84	248,185	4.88%	10/1/2031
Bella Vista	Floating	84	37,400	4.88%	10/1/2031
Brandywine I & II	Floating	84	59,526	4.88%	10/1/2031
Cornerstone	Floating	84	45,815	4.88%	10/1/2031
Estates on Maryland	Floating	84	37,345	4.88%	10/1/2031
High House at Cary	Floating	84	32,478	4.88%	10/1/2031
Residences at Glenview Reserve	Floating	84	33,271	4.88%	10/1/2031
Sabal Palm at Lake Buena Vista	Floating	84	56,220	4.88%	10/1/2031
Six Forks Station	Floating	84	30,430	4.88%	10/1/2031
Summers Landing	Floating	84	14,135	4.88%	10/1/2031
The Adair	Floating	84	33,229	4.88%	10/1/2031
The Enclave	Floating	84	33,440	4.88%	10/1/2031
The Heritage	Floating	84	29,810	4.88%	10/1/2031
The Venue on Camelback	Floating	84	36,465	4.88%	10/1/2031
The Verandas at Lake Norman	Floating	84	30,113	4.88%	10/1/2031
Versailles II	Floating	84	15,706	4.88%	10/1/2031
Arbors on Forest Ridge	Floating	84	17,307	4.88%	12/1/2031
Atera Apartments	Floating	84	38,555	4.88%	12/1/2031
Bella Solara	Floating	84	37,772	4.88%	12/1/2031
Bloom	Floating	84	60,848	4.88%	12/1/2031
Courtney Cove	Floating	84	31,596	4.88%	12/1/2031
Creekside at Matthews	Floating	84	28,703	4.88%	12/1/2031
Cutter's Point	Floating	84	18,994	4.88%	12/1/2031
Fairways at San Marcos	Floating	84	55,056	4.88%	12/1/2031
Madera Point	Floating	84	29,676	4.88%	12/1/2031
Parc500	Floating	84	30,012	4.88%	12/1/2031
Rockledge Apartments	Floating	84	78,444	4.88%	12/1/2031
Seasons 704 Apartments	Floating	84	33,960	4.88%	12/1/2031
The Preserve at Terrell Mill	Floating	84	74,341	4.88%	12/1/2031
The Summit at Sabal Park	Floating	84	26,735	4.88%	12/1/2031
Torreyana Apartments	Floating	84	43,153	4.88%	12/1/2031
Venue at 8651	Floating	84	24,620	4.88%	12/1/2031
Versailles	Floating	84	26,108	4.88%	12/1/2031
			$1,503,242
Fair market value adjustment			291
Deferred financing costs, net of accumulated amortization of $6,979			(34,123)
			$1,469,410

(1)
Interest rate is based on a reference rate plus an applicable margin, except for fixed rate mortgage debt. The reference rates used in our portfolio is 30-Day Average Secured Overnight Financing Rate (“SOFR”). As of December 31, 2025, SOFR was 3.79%.

NXRT.NEXPOINT.COM	Page 24

NEXPOINT RESIDENTIAL TRUST, INC. [NYSE:NXRT]

Credit Facility

The following table contains summary information concerning the Company's credit facility as of December 31, 2025 (dollars in thousands):

	Type	Term (months)	Outstanding Principal	Available Principal	Interest Rate (1)	Maturity Date
Credit Facility	Floating	36	$90,000	$108,000	5.69%	6/30/2028
Deferred financing costs, net of accumulated amortization of $380			(1,898)
			$88,102

(1)
Interest rate is based on term SOFR plus an applicable margin. Term SOFR as of December 31, 2025 was 3.69%.

Interest Rate Swap Agreements

As of December 31, 2025, the Company had the following outstanding interest rate swaps that were designated as cash flow hedges of interest rate risk (dollars in thousands):

Effective Date	Termination Date	Counterparty	Notional Amount	Fixed Rate (1)
September 1, 2019	September 1, 2026	KeyBank	$100,000	1.462%
September 1, 2019	September 1, 2026	KeyBank	125,000	1.302%
January 3, 2020	September 1, 2026	KeyBank	92,500	1.609%
March 4, 2020	June 1, 2026	Truist	100,000	0.820%
June 1, 2021	September 1, 2026	KeyBank	200,000	0.845%
June 1, 2021	September 1, 2026	KeyBank	200,000	0.953%
April 3, 2025	April 1, 2030	JPM	100,000	3.489%
			$917,500	1.361%	(2)

(1)
The floating rate option for the interest rate swaps is SOFR plus 0.11448% ("Adjusted SOFR") other than for the JPM swap, which is based on SOFR. As of December 31, 2025, Adjusted SOFR and SOFR were 3.94% and 3.79%, respectively.
(2)
Represents the weighted average fixed rate of the interest rate swaps.

The following table contains summary information regarding our forward interest rate swap (dollars in thousands):

Effective Date	Termination Date	Counterparty	Notional Amount	Fixed Rate (1)
September 1, 2026	January 1, 2027	KeyBank	$92,500	1.798%

(1)
The floating rate option for the interest rate swap is Adjusted SOFR. As of December 31, 2025, Adjusted SOFR was 3.94%.

NXRT.NEXPOINT.COM	Page 25

NEXPOINT RESIDENTIAL TRUST, INC. [NYSE:NXRT]

Interest Rate Cap Agreements

As of December 31, 2025, the Company had the following interest rate caps outstanding that were not designated as cash flow hedges of interest rate risk (dollars in thousands):

Properties	Type	Maturity Date	Notional	Strike Rate
The Venue on Camelback	Floating	2/1/2026	$42,788	6.07%
Avant at Pembroke Pines	Floating	10/1/2027	248,185	8.16%
Brandywine I & II	Floating	10/1/2027	59,526	8.16%
Sabal Palm at Lake Buena Vista	Floating	10/1/2027	56,220	8.41%
Cornerstone	Floating	10/1/2027	45,815	8.66%
Arbors of Brentwood	Floating	10/1/2027	39,977	8.16%
Bella Vista	Floating	10/1/2027	37,400	8.91%
Estates on Maryland	Floating	10/1/2027	37,345	8.91%
The Venue on Camelback	Floating	10/1/2027	36,465	8.16%
The Enclave	Floating	10/1/2027	33,440	8.66%
Residences at Glenview Reserve	Floating	10/1/2027	33,271	8.16%
The Adair	Floating	10/1/2027	33,229	8.16%
High House at Cary	Floating	10/1/2027	32,478	8.16%
Six Forks Station	Floating	10/1/2027	30,430	8.16%
The Verandas at Lake Norman	Floating	10/1/2027	30,113	8.16%
The Heritage	Floating	10/1/2027	29,810	8.91%
Versailles II	Floating	10/1/2027	15,706	8.16%
Summers Landing	Floating	10/1/2027	14,135	8.66%
Rockledge Apartments	Floating	12/1/2027	78,444	7.66%
The Preserve at Terrell Mill	Floating	12/1/2027	74,341	7.66%
Bloom	Floating	12/1/2027	60,848	7.66%
Fairways at San Marcos	Floating	12/1/2027	55,056	7.66%
Torreyana Apartments	Floating	12/1/2027	43,153	7.66%
Atera Apartments	Floating	12/1/2027	38,555	7.66%
Bella Solara	Floating	12/1/2027	37,772	7.66%
Seasons 704 Apartments	Floating	12/1/2027	33,960	7.66%
Courtney Cove	Floating	12/1/2027	31,596	7.66%
Parc500	Floating	12/1/2027	30,012	7.66%
Madera Point	Floating	12/1/2027	29,676	7.66%
Creekside at Matthews	Floating	12/1/2027	28,703	7.66%
The Summit at Sabal Park	Floating	12/1/2027	26,735	7.66%
Versailles	Floating	12/1/2027	26,108	7.66%
Venue at 8651	Floating	12/1/2027	24,620	7.66%
Cutter's Point	Floating	12/1/2027	18,994	7.66%
Arbors on Forest Ridge	Floating	12/1/2027	17,307	7.66%
			$1,512,213	7.98%

NXRT.NEXPOINT.COM	Page 26

NEXPOINT RESIDENTIAL TRUST, INC. [NYSE:NXRT]

Debt Maturity Schedule

The following table summarizes our contractual obligations and commitments as of December 31, 2025 for the next five calendar years subsequent to December 31, 2025 and thereafter. We used the applicable reference rate as of December 31, 2025 to calculate interest expense due by period on our floating rate debt and net interest expense due by period on our interest rate swaps.

		Payments Due by Period (in thousands)
		Total	2026	2027	2028	2029	2030	Thereafter
Operating Properties Mortgage Debt
Principal payments		$1,503,242	$—	$—	$33,817	$—	$—	$1,469,425
Interest expense	(1)	383,407	53,068	64,161	66,712	68,223	70,888	60,355
Total		$1,886,649	$53,068	$64,161	$100,529	$68,223	$70,888	$1,529,780
Credit Facility
Principal payments		$90,000	$—	$—	$90,000	$—	$—	$—
Interest expense		12,002	4,910	4,698	2,394	—	—	—
Total		$102,002	$4,910	$4,698	$92,394	$—	$—	$—

Total contractual obligations and commitments		$1,988,651	$57,978	$68,859	$192,923	$68,223	$70,888	$1,529,780

(1)
Interest expense obligations includes the impact of expected settlements on interest rate swaps which have been entered into in order to fix the interest rate on the hedged portion of our floating rate debt obligations. As of December 31, 2025, we had entered into 7 interest rate swap transactions with a combined notional amount of $0.9 billion and one forward rate swap agreement with a notional amount of approximately $0.1 billion. We have allocated the total impact of expected settlements on the $1.0 billion notional amount of interest rate swaps to ‘Operating Properties Mortgage Debt.’ We used the applicable reference rate as of December 31, 2025 to determine our expected settlements through the terms of the interest rate swaps.

Debt Maturity Schedule
Fixed Rate Debt
Floating Rate Debt
$1,500,000
$1,350,000
$1,200,000
$1,050,000
$900,000
$750,000
$600,000
$450,000
$300,000
$150,000
$-
2026
2027
2028
2029
2030
Thereafter

(1)
As of December 31, 2025, we had total indebtedness of $1.6 billion at an adjusted weighted average interest rate of 3.28%, of which $1.6 billion was debt with a floating interest rate. The interest rate swap agreements effectively fix the interest rate on $0.9 billion, or 62%, of our $1.5 billion of floating rate mortgage debt outstanding. For purposes of calculating the adjusted weighted average interest rate of the total indebtedness, we have included the weighted average fixed rate of 1.36% for Adjusted SOFR and SOFR on the $0.9 billion notional amount of interest rate swap agreements that we have entered into as of December 31, 2025, which effectively fix the interest rate on $0.9 billion of our floating rate mortgage debt outstanding.

NXRT.NEXPOINT.COM	Page 27

NEXPOINT RESIDENTIAL TRUST, INC. [NYSE:NXRT]

Historical Acquisition Details

(in thousands, except for unit and per unit amounts)
Property Name (1)	Location	Units	Transaction Date	Purchase Price	Rehab Budget (2)	Total Investment	Per Unit
Arbors on Forest Ridge	Bedford, TX	210	1/31/2014	$12,805	$1,880	$14,685	$69,929
Cutter's Point	Richardson, TX	196	1/31/2014	15,845	1,880	17,725	90,432
The Summit at Sabal Park	Tampa, FL	252	8/20/2014	19,050	1,867	20,917	83,005
Courtney Cove	Tampa, FL	324	8/20/2014	18,950	1,819	20,769	64,101
Sabal Palm at Lake Buena Vista	Orlando, FL	400	11/5/2014	49,500	11,347	60,847	152,117
Cornerstone	Orlando, FL	430	1/15/2015	31,550	2,802	34,352	79,889
The Preserve at Terrell Mill	Marietta, GA	752	2/6/2015	58,000	16,313	74,313	98,821
Versailles	Dallas, TX	388	2/26/2015	26,165	4,674	30,839	79,481
Seasons 704 Apartments	West Palm Beach, FL	222	4/15/2015	21,000	2,026	23,026	103,720
Madera Point	Mesa, AZ	256	8/5/2015	22,525	1,932	24,457	95,534
Venue at 8651	Fort Worth, TX	333	10/30/2015	19,250	4,592	23,842	71,598
Parc500	West Palm Beach, FL	217	7/27/2016	22,421	5,113	27,534	126,886
The Venue on Camelback	Phoenix, AZ	415	10/11/2016	44,600	6,202	50,802	122,415
Rockledge Apartments	Marietta, GA	708	6/30/2017	113,500	20,490	133,990	189,251
Atera Apartments	Dallas, TX	380	10/25/2017	59,200	3,737	62,937	165,624
Versailles II	Dallas, TX	242	9/26/2018	24,680	3,376	28,056	115,934
Brandywine I & II	Nashville, TN	632	9/26/2018	79,800	7,310	87,110	137,832
Bella Vista	Phoenix, AZ	248	1/28/2019	48,400	3,404	51,804	208,889
The Enclave	Tempe, AZ	204	1/28/2019	41,800	2,613	44,413	217,710
The Heritage	Phoenix, AZ	204	1/28/2019	41,900	2,660	44,560	218,430
Summers Landing	Fort Worth, TX	196	6/7/2019	19,396	2,997	22,393	114,251
Residences at Glenview Reserve	Nashville, TN	360	7/17/2019	45,000	6,079	51,079	141,885
Residences at West Place	Orlando, FL	342	7/17/2019	55,000	4,505	59,505	173,992
Avant at Pembroke Pines	Pembroke Pines, FL	1,520	8/30/2019	322,000	37,743	359,743	236,673
Arbors of Brentwood	Nashville, TN	346	9/10/2019	62,250	4,248	66,498	192,192
Torreyana Apartments	Las Vegas, NV	316	11/22/2019	68,000	2,771	70,771	223,960
Bloom	Las Vegas, NV	528	11/22/2019	106,500	4,786	111,286	210,770
Bella Solara	Las Vegas, NV	320	11/22/2019	66,500	3,642	70,142	219,195
Fairways at San Marcos	Chandler, AZ	352	11/2/2020	84,480	4,366	88,846	252,403
The Verandas at Lake Norman	Charlotte, NC	264	6/30/2021	63,500	4,812	68,312	258,759
Creekside at Matthews	Charlotte, NC	240	6/30/2021	58,000	4,128	62,128	258,865
Six Forks Station	Raleigh, NC	323	9/10/2021	74,760	6,431	81,191	251,366
Hudson High House	Cary, NC	302	12/7/2021	93,250	5,247	98,497	326,148
The Adair	Sandy Springs, GA	232	4/1/2022	65,500	5,390	70,890	305,562
Estates on Maryland	Phoenix, AZ	330	4/1/2022	77,900	4,636	82,536	250,109
Sedona at Lone Mountain	Las Vegas, NV	321	12/11/2025	73,250	7,230	80,480	250,716
Total/Weighted Average		13,305		$2,106,227	$215,049	$2,321,276	$174,466

(1)
Only includes properties owned as of December 31, 2025.
(2)
Includes interior and exterior rehab.

NXRT.NEXPOINT.COM	Page 28

NEXPOINT RESIDENTIAL TRUST, INC. [NYSE:NXRT]

Historical Disposition Details

(in thousands, except unit and per unit amounts)
Property Name	Location	Units	Purchase Price	Sale Price	Sales Price Per Unit	Sale Date	Net Cash Proceeds (1)	Gain on Sale
Meridian	Austin, TX	200	$12,300	$17,250	$86,250	5/10/2016	$16,981	$4,786
Park at Regency and Mandarin Reserve	Jacksonville, FL	679	34,500	47,000	69,219	6/6/2016	46,239	11,584
Park at Blanding and Colonial Forest	Jacksonville, FL	291	12,000	14,500	49,828	8/31/2016	14,259	2,007
Willowdale Crossings	Frederick, MD	432	41,000	45,200	104,630	9/15/2016	44,439	5,576
Jade Park	Dayton Beach, FL	144	7,800	10,000	69,444	9/30/2016	9,868	1,979
The Miramar Apartments	Dallas, TX	314	8,875	16,550	52,707	4/3/2017	16,326	6,368
Toscana	Dallas, TX	192	8,875	13,250	69,010	4/3/2017	13,040	4,283
The Grove at Alban	Frederick, MD	290	23,050	27,500	94,828	4/3/2017	27,021	4,514
Twelve 6 Ten at the Park	Dallas, TX	402	20,984	26,600	66,169	4/27/2017	26,349	4,731
Regatta Bay	Seabrook, TX	240	18,200	28,200	117,500	7/14/2017	27,670	10,423
NAVA Portfolio (2)	Atlanta, GA	1,100	66,200	116,000	105,455	9/27/2017	114,010	48,046
Timberglen	Dallas, TX	304	16,950	30,000	98,684	1/31/2018	29,553	13,742
Edgewater at Sandy Springs	Atlanta, GA	760	58,000	101,250	133,224	8/28/2019	100,219	47,329
Belmont at Duck Creek	Garland, TX	240	18,525	29,500	122,917	8/28/2019	29,148	11,985
The Ashlar	Dallas, TX	264	16,235	29,400	111,364	8/28/2019	29,050	13,205
Heatherstone	Dallas, TX	152	9,450	16,275	107,072	8/28/2019	16,054	6,368
The Pointe at the Foothills	Mesa, AZ	528	52,275	85,400	161,742	8/28/2019	84,663	37,925
Abbington Heights	Antioch, TN	274	17,900	28,050	102,372	8/30/2019	27,630	10,888
Southpoint Reserve at Stoney Creek	Fredericksburg, VA	156	17,000	23,500	150,641	3/20/2020	23,176	5,469
Willow Grove	Nashville, TN	244	13,750	31,300	128,279	3/26/2020	31,005	17,513
Woodbridge	Nashville, TN	220	16,000	31,700	144,091	3/26/2020	31,237	15,990
Eagle Crest	Irving, TX	447	27,325	55,500	124,161	9/30/2020	54,779	30,160
Beechwood Terrace	Antioch, TN	300	21,400	53,600	178,667	11/1/2021	53,003	33,960
Cedar Pointe	Antioch, TN	210	26,500	37,650	179,286	11/1/2021	37,231	12,252
Hollister Place	Houston, TX	260	24,500	36,750	141,346	12/29/2022	36,455	14,684
Silverbrook	Grand Prairie, TX	642	30,400	70,000	109,034	9/22/2023	69,431	43,107
Timber Creek	Charlotte, NC	352	22,750	49,000	139,205	12/13/2023	48,348	24,819
Old Farm	Houston, TX	734	84,721	103,000	140,327	3/1/2024	102,704	31,548
Radbourne Lake	Charlotte, NC	225	24,250	39,250	174,444	4/30/2024	38,904	18,847
Stone Creek at Old Farm	Houston, TX	190	23,332	24,500	128,947	10/1/2024	24,095	3,851
Total/Weighted Average		10,786	$775,047	$1,237,675	$114,748		$1,222,887	$497,939

(1)
Represents sales price, net of closing costs.
(2)
The NAVA Portfolio consists of The Arbors, The Crossings, The Crossings at Holcomb Bridge and The Knolls.

NXRT.NEXPOINT.COM	Page 29

NEXPOINT RESIDENTIAL TRUST, INC. [NYSE:NXRT]

Definitions and Reconciliations of Non-GAAP Measures

Definitions

This presentation contains non-GAAP financial measures. A “non-GAAP financial measure” is defined as a numerical measure of a company’s financial performance that excludes or includes amounts so as to be different than the most directly comparable measure calculated and presented in accordance with GAAP in the statements of income (loss), balance sheets or statements of cash flows of the Company. The non-GAAP financial measures used within this presentation are net operating income (“NOI”), funds from operations attributable to common stockholders (“FFO”), FFO per diluted share, Core FFO, Core FFO per diluted share, adjusted FFO (“AFFO”), AFFO per diluted share and net debt.

NOI is used by investors and our management to evaluate and compare the performance of our properties to other comparable properties, to determine trends in earnings and to compute the fair value of our properties. NOI is calculated by adjusting net income (loss) to add back (1) interest expense (2) advisory and administrative fees, (3) depreciation and amortization expenses, (4) gains or losses from the sale of operating real estate assets that are included in net income (loss) computed in accordance with GAAP, (5) corporate income and corporate general and administrative expenses that are not reflective of operations of the properties, (6) other gains and losses that are specific to us including loss on extinguishment of debt and modification costs, (7) casualty-related expenses/(recoveries) and casualty loss, (8) gain on forfeited deposits, (9) property general and administrative expenses that are not reflective of the continuing operations of the properties or are incurred on behalf of the Company at the property for expenses such as legal, professional, centralized leasing service and franchise tax fees and (9) equity in earnings of affiliate. We define “Same Store NOI” as NOI for our properties that are comparable between periods. We view Same Store NOI as an important measure of the operating performance of our properties because it allows us to compare operating results of properties owned for the entirety of the current and comparable periods and therefore eliminates variations caused by acquisitions or dispositions during the periods.

FFO is defined by the National Association of Real Estate Investment Trusts (“NAREIT”), as net income (loss) computed in accordance with GAAP, excluding gains or losses from real estate dispositions, plus real estate depreciation and amortization. We compute FFO in accordance with NAREIT’s definition. Our presentation differs slightly in that we begin with net income (loss) before adjusting for amounts attributable to redeemable noncontrolling interests in the OP and we show the combined amounts attributable to such noncontrolling interests as an adjustment to arrive at FFO attributable to common stockholders.

Core FFO makes certain adjustments to FFO, which are not representative of the ongoing operating performance of our Portfolio. Core FFO adjusts FFO to remove items such as loss on extinguishment of debt and modification costs, gain on forfeited deposits, casualty-related expenses/(recoveries) and loss (gain), the amortization of deferred financing costs, mark-to-market gains or losses related to interest rate cap agreements not designated as hedges for accounting purposes, and the noncontrolling interests (as described above) related to these items. Starting in the third quarter of 2024, the Company adjusted Core FFO to remove (1) the amortization of all deferred financing costs instead of those solely related to short-term debt financing and (2) mark-to-market gains or losses related to interest rate cap agreements not designated as hedges for accounting purposes. Prior periods have been recast to conform to current presentations.

AFFO makes certain adjustments to Core FFO in order to arrive at a more refined measure of the operating performance of our portfolio. There is no industry standard definition of AFFO and practice is divergent across the industry. AFFO adjusts Core FFO to remove items such as equity-based compensation expense and the related noncontrolling interests (as described above) related to this item.

Net debt is calculated by subtracting cash and cash equivalents and restricted cash held for value-add upgrades and green improvements from total debt outstanding.

We believe that the use of NOI, FFO, Core FFO, AFFO and net debt, combined with the required GAAP presentations, improves the understanding of operating results and debt levels of REITs among investors and makes comparisons of operating results and debt levels among such companies more meaningful. While NOI, FFO, Core FFO, AFFO and net debt are relevant and widely used measures of operating performance and debt levels of REITs, they do not represent cash flows from operations, net income (loss) or total debt as defined by GAAP and should not be considered an alternative or substitute to those measures in evaluating our liquidity, operating performance and debt levels. NOI, FFO, Core FFO and AFFO do not purport to be indicative of cash available to fund our future cash requirements. We present net debt because we believe it provides our investors a better understanding of our leverage ratio. Net debt should not be considered an alternative or substitute to total debt, as we may not always be able to use our available cash to repay debt. Our computation of NOI, FFO, Core FFO, AFFO and net debt may not be comparable to NOI, FFO, Core FFO, AFFO and net debt reported by other REITs. For a more complete discussion of NOI, FFO, Core FFO and AFFO, see our most recent Annual Report on Form 10-K and our other filings with the SEC

NXRT.NEXPOINT.COM	Page 30

NEXPOINT RESIDENTIAL TRUST, INC. [NYSE:NXRT]

Reconciliations

Reconciliation of Debt to Net Debt

(dollar amounts in thousands)	FY 2025	FY 2024	FY 2023
Total mortgage debt	$1,503,242	$1,503,242	$1,551,236
Credit facilities	90,000	—	24,000
Total Debt	1,593,242	1,503,242	1,575,236
Adjustments to arrive at net debt:
Cash and cash equivalents	(13,704)	(23,148)	(12,367)
Restricted cash held for value-add upgrades and green improvements	(7,639)	(3,177)	(2,929)
Net Debt	$1,571,899	$1,476,917	$1,559,940
Enterprise Value (1)	$2,334,899	$2,537,917	$2,443,940
Leverage Ratio	67%	58%	64%

(1)
Enterprise Value is calculated as Market Capitalization as of December 31, 2025 plus net debt.

Guidance Reconciliations of NOI, Same Store NOI, FFO, Core FFO and AFFO

The following table, which has not been adjusted for the effects of noncontrolling interests, reconciles our 2026 NOI guidance to our net loss (the most directly comparable GAAP financial measure) guidance for the year ended December 31, 2026 and for the three months ended March 31, 2026 (in thousands):

		For the Year Ended December 31, 2026	For the Three Months Ended March 31, 2026
		Mid-Point (1)	Mid-Point (1)
Net loss		$(36,114)	$(10,335)
Adjustments to reconcile net loss to NOI:
Advisory and administrative fees		7,169	1,768
Corporate general and administrative expenses		19,112	4,675
Corporate income		(1,757)	(472)
Property general and administrative expenses	(2)	4,161	1,011
Depreciation and amortization		95,675	25,991
Interest expense		67,098	15,502
Equity in earnings of affiliate		(310)	(75)
NOI		$155,034	$38,064
Less Non-Same Store
Revenues	(3)	(6,387)
Operating expenses	(3)	2,212
Same Store NOI	(3)	$150,859

(1)
Mid-Point estimates shown for full year and first quarter 2026 guidance. Assumptions made for full year and first quarter 2026 NOI guidance include the Same Store operating growth projections included in the “2026 Full Year Guidance Summary” section of this release and the effect of the acquisition and dispositions throughout the fiscal year.
(2)
Adjustment to net loss to exclude certain property general and administrative expenses that are not reflective of the continuing operations of the properties or are incurred on our behalf at the property for expenses such as legal, professional, centralized leasing service and franchise tax fees.
(3)
Amounts are derived from the results of operations of our 2026 Same Store properties (assuming 35 properties are in our Full Year 2026 Same Store pool) and Non-Same Store properties.

NXRT.NEXPOINT.COM	Page 31

NEXPOINT RESIDENTIAL TRUST, INC. [NYSE:NXRT]

The following table reconciles our FFO, Core FFO and AFFO guidance to our net loss (the most directly comparable GAAP financial measure) guidance for the year ended December 31, 2026 (in thousands, except per share data):

For the Year Ended December 31, 2026
Mid-Point
Net loss	$(36,114)
Depreciation and amortization	95,675
Adjustment for noncontrolling interests	(235)
FFO attributable to common stockholders	59,326
FFO per share - diluted (1)	$2.31

Amortization of deferred financing costs	6,654
Mark-to-market adjustments of interest rate caps	16
Adjustment for noncontrolling interests	(26)
Core FFO attributable to common stockholders	65,970
Core FFO per share - diluted (1)	$2.57

Equity-based compensation expense	11,053
Adjustment for noncontrolling interests	(44)
AFFO attributable to common stockholders	76,979
AFFO per share - diluted (1)	$2.99

Weighted average common shares outstanding - diluted	25,719

(1)
For purposes of calculating per share data, we assume a weighted average diluted share count of approximately 25.7 million for the full year 2026.

NXRT.NEXPOINT.COM	Page 32